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                                                    S&C Draft of January 8, 1997



                           AMERUS LIFE HOLDINGS, INC.

                              CLASS A COMMON STOCK
                                 (NO PAR VALUE)

                             UNDERWRITING AGREEMENT

                                                                __________, 1997

Goldman, Sachs & Co.
ABN AMRO Chicago Corporation,
Donaldson, Lufkin & Jenrette Securities Corporation
Salomon Brothers Inc
 As representatives of the several Underwriters
   named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

     AmerUs Life Holdings, Inc., an Iowa corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of
 ........ shares and, at the election of the Underwriters, up to ........
additional shares of Class A Common Stock, no par value ("Stock") of the Company and AmerUs Group Co., an Iowa corporation and the sole shareholder of the Company ("AmerUs Group") proposes, subject to the terms and conditions stated
herein, to sell to the Underwriters an aggregate of ........ shares and at the election of the Underwriters, up to ........ additional shares of Stock.  The aggregate of ........ shares to be sold by the Company and AmerUs Group is herein called the "Firm Shares" and the aggregate of ........ additional shares to be sold by the Company and AmerUs Group is herein called the "Optional Shares." The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares". The Company was formed in connection with a Plan of Reorganization (the "Plan"), pursuant to which American Mutual Life Insurance Company, an Iowa mutual life insurance company ("American Mutual") was reorganized into a mutual insurance holding company structure (the "Reorganization") on June 30, 1996. Prior to the execution and delivery of this Agreement, AmerUs Life Insurance Company, an Iowa stock life insurance company ("AmerUs Life"), which is the successor company of American Mutual, has made a capital contribution of certain assets (the "Capital Contribution") to certain of its non-life insurance subsidiaries and a distribution of its non-life insurance subsidiaries (the "Distribution") to AmerUs Group, which immediately afterwards contributed all of its shares of common stock in AmerUs Life to the Company. When the context requires, references herein to AmerUs Life shall be deemed to be references to American Mutual prior to the date AmerUs Life was formed.

     In connection with the issuance and the sale of the Shares, the Company and AmerUs Group have made a subscription offering (the "Subscription Offering") to certain eligible policyowners of

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American Mutual in accordance with the Plan, and have received subscriptions for
____ shares of Stock (the "Subscription Shares"). The Company and AmerUs Group have entered into a Subscription Agency Agreement (the "Subscription Agreement") with ABN AMRO Chicago Corporation, whereby the Company and AmerUs Group have appointed ABN AMRO Chicago Corporation as their subscription agent in connection with the Subscription Offering. The Company, AmerUs Group and AmerUs Life each acknowledge and agree with the Underwriters that as between the Company, AmerUs Group and AmerUs Life on the one hand and the Underwriters on the other, the Company, AmerUs Group and AmerUs Life are the sole beneficiaries of the Subscription Offering and that none of the Underwriters (other than ABN AMRO Chicago Corporation in its capacity as subscription agent) have provided any services to the Company and AmerUs Group as to the structure or implementation of the Subscription Offering other than rendering advice with respect to the Subscription Price (as defined in the Prospectus).

     1. Each of the Company, AmerUs Group and AmerUs Life, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form S-1 (File No. 333-12239) (the "Registration Statement") in respect of the offering of the Subscription Shares and a post-effective amendment to the Registration Statement (the "Post-Effective Amendment") in respect of the offering of the Shares have been filed with the Securities and Exchange Commission (the "Commission"); the Registration Statement, the Post-Effective Amendment and any further post-effective amendment to the Registration Statement, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the form of final prospectus relating to the offering of the Subscription Shares contained in the Registration Statement at the time it was declared effective, is hereinafter called the "Subscription Prospectus"; any preliminary prospectus relating to the offering of the Shares included in the Post-Effective Amendment or any further post-effective amendment to the Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus" and collectively called the "Preliminary Prospectuses"; the various parts of the Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus relating to the offering of the Shares filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of such registration statement became effective, is hereinafter called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");


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          (b)  No order preventing or suspending the use of the Subscription
     Prospectus or any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (c) Each of the Registration Statement and the Subscription Prospectus conforms, and the Prospectus and any further amendments or supplements to the Registration Statement, the Subscription Prospectus or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to such Registration Statement and any amendment thereto, as of the date of such Subscription Prospectus and any amendment or supplement thereto, and as of the applicable filing date as to such Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in the Registration Statement or the Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company or any of its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

          (e) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of the Company and its subsidiaries, taken as a whole, and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;


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          (f)  American Mutual Holding Company ("AMHC") has been duly organized and is validly existing as a mutual insurance holding company in good standing under the laws of the State of Iowa; each of the Company and AmerUs Group has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Iowa; each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and each of the Company and its subsidiaries has power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

          (g) Each of AMHC, AmerUs Group, the Company and the Company's subsidiaries that are required to be organized and licensed as insurance companies or insurance holding companies (the "Insurance Companies") is duly organized and licensed as an insurance or insurance holding company in its respective jurisdiction of organization or incorporation, as the case may be, and is duly licensed or authorized in each other jurisdiction where it is required to be so licensed or authorized to conduct its business as described in the Prospectus, in each case with such exceptions, individually or in the aggregate, as would not have a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Company (such individual or aggregate effect being herein referred to as a "Material Adverse Effect"); each of the Insurance Companies is in compliance with the requirements of the insurance laws and regulations of its respective jurisdiction of organization or incorporation, as the case may be, and the insurance laws and regulations of other jurisdictions which are applicable to it, and has filed all notices, reports, documents or other information ("Notices") required to be filed thereunder, in each case, with such exceptions as would not have a Material Adverse Effect; and, except as otherwise specifically described in the Prospectus, no Insurance Company has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification ("Approvals") from such insurance regulatory authority is needed to be obtained by any of the Insurance Companies in any case where it could be reasonably expected that obtaining such Approvals or the failure to obtain such Approvals would have a Material Adverse Effect;

          (h) Without limiting the foregoing, each of the Insurance Companies has filed all Notices pursuant to, and has obtained all Approvals required to be obtained under, and has otherwise complied with all requirements of, all applicable insurance laws and regulations (excluding insurance securities laws other than those of the State of Iowa), in connection with the issuance and sale of the Subscription Shares and the Shares (collectively, the "Transaction Shares"), in each case (other than the insurance laws and regulations of the State of Iowa, as to which no exception is taken) with such exceptions, individually or in the aggregate, as would not affect the validity of the Transaction Shares, their issuance or the transactions contemplated hereby or by the Subscription Agreement or have a Material Adverse Effect; and no such Notices or Approvals are required to be filed or obtained by any of the Insurance Companies in connection with the issuance and sale of the Transaction Shares, in each case (other than the insurance laws of the State of Iowa, as to which no exception is taken) with such exceptions, individually or in the aggregate, as would not affect the validity of the


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     Transaction Shares, their issuance or the transactions contemplated hereby or have a Material Adverse Effect;

          (i) The Company has an authorized capitalization as set forth in the Subscription Prospectus and the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock and the Company's Class B Common Stock, no par value (the "Class B Common Stock"), contained in the Subscription Prospectus and the Prospectus; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;
     and all of the issued shares of capital stock of AmerUs Group have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by AMHC, free and clear of all liens, encumbrances, equities or claims;

          (j) The unissued Transaction Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when the Shares are issued and delivered against payment therefor as provided herein and the Subscription Shares are issued and delivered against payment therefor pursuant to the terms of the Subscription Offering, the Transaction Shares will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Subscription Prospectus and the Prospectus;

          (k) The issue and sale of the Transaction Shares to be sold by the Company, the sale of the Transaction Shares to be sold by AmerUs Group and the compliance by the Company, AmerUs Group and AmerUs Life (as applicable) with all of the provisions of this Agreement, the Subscription Agreement and the Custody Agreement (as defined below), and the consummation of the transactions herein and therein contemplated (including consummation of the Plan, the Distribution and the Capital Contribution) did not and will not, as the case may be, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, AmerUs Group or any of their subsidiaries is a party or by which the Company, AmerUs Group or any of their subsidiaries is bound or to which any of the property or assets of the Company, AmerUs Group or any of their subsidiaries is subject, nor did or will such action result in any violation of the provisions of the charter or other organizational documents or bylaws of the Company, AmerUs Group or any of their subsidiaries, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, AmerUs Group or any of their subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Transaction Shares or the consummation of the transactions contemplated by this Agreement and the Subscription Agreement, except (i) the registration under the Act of the Transaction Shares, (ii) approvals required under the Iowa insurance laws and regulations, all of which approvals have been obtained and (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws (including insurance securities laws other than the insurance securities laws of the State of Iowa) in connection with the purchase and distribution of the Shares by the Underwriters and the distribution of the Subscription Shares;


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          (l)  Neither the Company nor any of its subsidiaries is in violation of its charter or other organizational documents or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound which default would have a Material Adverse Effect;

          (m) The statements set forth in the (a) Subscription Prospectus and Prospectus under the caption "Description of the Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock and the Class B Common Stock, (b) Subscription Prospectus and Prospectus under the captions "Risk Factors -- Regulatory and Related Matters"; "-- The Closed Block"; "-- Class A Common Stock Eligible For Future Sale"; "The Reorganization and Distribution of the Non-Life Insurance Subsidiaries"; "The Subscription Offering"; "Supervision and Regulation"; "Management Compensation -- Compensation Pursuant to the Stock Plans of the Company"; "-- Compensation Pursuant to AmerUs Life Plans"; "-- Savings and Profit Sharing Plans"; "-- Employment Agreement"; "Certain Transactions and Relationships"; "Certain Provisions of the Articles of Incorporation and Bylaws of the Company"; and "Shares Eligible for Future Sale", insofar as they purport to describe the provisions of the laws and documents referred to therein, (c) Subscription Prospectus under the caption "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, and (d) in the Prospectus under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are in each case accurate, complete and fair;

          (n) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's and AmerUs Life's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (o) Neither the Company nor any of its subsidiaries is and, after giving effect to the offering and sale of the Transaction Shares, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (p) Neither the Company, AmerUs Life nor any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

          (q) KPMG Peat Marwick LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (r) The Plan has been duly adopted by the required vote of the Board of Directors of American Mutual, and submitted to the Iowa Commissioner of Insurance (the "Iowa Commissioner") in the manner required by the Iowa insurance law relating to mutual insurance holding companies and conforms in all material respects to the requirements of the laws of the State of Iowa applicable to the reorganization of a mutual life insurance company into a mutual


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     insurance holding company system and any applicable rules, regulations or guidelines published by the Iowa Commissioner in respect thereof; the Plan was duly approved by the policyowners of American Mutual and such approval has not been rescinded or otherwise withdrawn; the Plan was approved by the Iowa Commissioner and such approval has not been rescinded or otherwise withdrawn; the Reorganization became effective on June 30, 1996 pursuant to the Plan;

          (s) This Agreement and the Subscription Agreement have been duly authorized, executed and delivered by the Company, AmerUs Group and AmerUs Life;

          (t) Each of the subscription order forms has been duly authorized by the Company and, when accepted by the Company as contemplated by the Subscription Prospectus, will constitute a valid and a legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (u) The Distribution and the Capital Contribution have been duly authorized by the required vote of the Board of Directors of AmerUs Life and all necessary approvals for the Distribution and the Capital Contribution have been obtained, all such approvals are in full force and effect and no other approvals are required to be obtained; the Distribution and the Capital Contribution have been consummated;

          (v) All consents, approvals, authorizations and orders necessary for the execution and delivery by AmerUs Group of this Agreement, the Subscription Agreement and the Custody Agreement, and for the sale and delivery of the Transaction Shares to be sold by AmerUs Group hereunder and under the Subscription Agreement, have been obtained; and AmerUs Group has full right, power and authority to enter into this Agreement, the Subscription Agreement and the Custody Agreement, and to sell, assign, transfer and deliver the Transaction Shares to be sold by AmerUs Group hereunder and under the Subscription Agreement;

          (w) AmerUs Group has, and immediately prior to each Time of Delivery (as defined in Section 4 hereof) AmerUs Group will have, good and valid title to the Shares to be sold by AmerUs Group hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

          (x) AmerUs Group has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Transaction Shares;

          (y) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, AmerUs Group will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);


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          (z)  Certificates in negotiable form representing all of the Shares to be sold by AmerUs Group hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to you (the "Custody Agreement"), duly executed and delivered by AmerUs Group to _______________, as custodian (the "Custodian"); and

          (aa) The Shares represented by the certificates held in custody for AmerUs Group under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by AmerUs Group for such custody are to that extent irrevocable; the obligations of AmerUs Group hereunder shall not be terminated by operation of law, whether by dissolution or occurrence of any other event; if AmerUs Group should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of AmerUs Group in accordance with the terms and conditions of this Agreement and of the Custody Agreement.

     2. Subject to the terms and conditions herein set forth, the Company and AmerUs Group agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and AmerUs Group, at a purchase price per share of
$.............., the number of Firm Shares ( ........ shares of which are to be purchased from the Company and ........ shares of which are to be purchased from
AmerUs Group) and in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company and AmerUs Group agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase ........ shares from the Company and ........ shares from AmerUs Group, at the purchase price per share set forth in clause (a) of this Section 2.

     The Company and AmerUs Group hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to
 ................... Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the maximum number of Optional Shares to be sold by the Company and AmerUs Group. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company and AmerUs Group, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company and AmerUs Group otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

     4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company and AmerUs Group shall be delivered by or on behalf of the Company to Goldman, Sachs & Co. for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company and the Custodian in New York Clearing House (next day) funds. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of


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Delivery (as defined below) with respect thereto at the office of Goldman, Sachs
& Co., 85 Broad Street, New York, New York 10004 (the "Designated Office").
The time and date of such delivery and payment shall be, with respect to the
Firm Shares, 9:30 a.m., New York City time, on ............., 1997, or such other time and date as Goldman, Sachs & Co., the Company and AmerUs Group may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co., the Company and AmerUs Group may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

     (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(j) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 or such other place as Goldman, Sachs & Co., the Company and AmerUs Group may agree upon (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5. The Company, AmerUs Group and AmerUs Life, jointly and severally, agree with each of the Underwriters:

          (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or either the Subscription Prospectus or the Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Subscription Prospectus or the Prospectus or any amended Subscription Prospectus or Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Transaction Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or either the Subscription Prospectus or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be reasonably necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with
     Section 10(a)(3) of the Act;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

          (e) During the period beginning from the date hereof and continuing to and including the date six months after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and under the Subscription Agreement any securities of the Company that are substantially similar to the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of Goldman, Sachs & Co.;

          (f) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of this Agreement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

          (g) During a period of five years from the date of this Agreement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

          (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

          (i) To use its best efforts to list for quotation the Transaction Shares on the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ");

          (j) To file with the Commission such reports on Form SR as may be required by Rule 463 under the Act; and

          (k) If the Company elects to rely upon Rule 462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and at the time of filing, either to pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     6. The Company, AmerUs Group and AmerUs Life, jointly and severally, covenant and agree with the several Underwriters that (a) the Company and AmerUs Group will pay or cause to be paid a pro rata share (based on the number of Shares to be sold by the Company and AmerUs Group hereunder) the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Transaction Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Transaction Shares; (iii) all expenses in connection with the qualification of the Transaction Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification (which counsel's fees and disbursements shall not be more than $[15,000]); (iv) all fees and expenses in connection with listing the Transaction Shares on NASDAQ; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Transaction Shares; and (vi) all other costs of the Subscription Offering; [(b) the Company will pay or cause to be paid (i) the cost of preparing stock certificates; (ii) the cost and charges of any transfer agent or registrar; (iii) all other costs of the Distribution and the Capital Contribution; and (iv) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (c) AmerUs Group will pay or cause to be paid all costs and expenses incident to the performance of AmerUs Group's obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for AmerUs Group, (ii) the fees and expenses of the Custodian, and (iii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by AmerUs Group to the Underwriters hereunder. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company, AmerUs Group and AmerUs Life herein are, at and as of such Time of Delivery, true and correct, the condition that the Company, AmerUs Group and AmerUs Life shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, this Agreement, the validity of the Shares being delivered at such time of delivery, the Post-Effective Amendment, the Prospectus and such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Sidley & Austin, counsel for the Company, AmerUs Group and AmerUs Life, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Iowa, and AmerUs Life has been duly incorporated and is validly existing as a stock life insurance company in good standing under the laws of the State of Iowa, each with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

               (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery and the Subscription Shares) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Transaction Shares conform to the description of the Stock contained in the Prospectus;

               (iii) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (iv) This Agreement and the Subscription Agreement have been duly authorized, executed and delivered by the Company, AmerUs Group and AmerUs Life;

               (v) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over Amerus Group, the Company or any of their subsidiaries or any of their properties is required for the issue and sale of the Transaction Shares or the consummation by the Company or AmerUs Group of the transactions contemplated by this Agreement and the Subscription Agreement, except (i) the registration under the Act of the Transaction Shares, (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the distribution of the Subscription Shares and (iii) approvals required under the Iowa insurance laws and regulations, all of which approvals have been obtained;

               (vi) The statements set forth in the (a) Subscription Prospectus and Prospectus under the caption "Description of the Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock and the Class B Common Stock, (b) Subscription Prospectus and Prospectus under the captions "Risk Factors -- Regulatory and Related Matters"; "-- The Closed Block"; "-- Class A Common Stock Eligible For Future Sale"; "The Reorganization and Distribution of the Non-Life Insurance Subsidiaries"; "The Subscription Offering"; "Supervision and Regulation"; "Management Compensation -- Compensation Pursuant to the Stock Plans of the Company"; "-- Compensation Pursuant to AmerUs Life Plans"; "-- Savings and Profit Sharing Plans"; "-- Employment Agreement"; "Certain Transactions and Relationships"; "Certain Provisions of the Articles of Incorporation and Bylaws of the Company"; and "Shares Eligible for Future Sale", insofar as they purport to describe the provisions of the documents referred to therein, (c) Subscription Prospectus under the caption "Plan of Distribution", insofar as they purport to describe the provisions of the documents referred to therein, and
          (d) in the Prospectus under the caption "Underwriting", insofar as they purport to describe the provisions of the documents referred to therein, are in each case accurate, complete and fair in all material respects;

               (vii) Neither the Company nor any of its subsidiaries is an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

               (viii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (vi) of this section 7(c), nothing has come to their attention which would cause them to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of their respective dates, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required; and

               (ix) The Custody Agreement has been duly executed and delivered by AmerUs Group and constitutes a valid and binding agreement of AmerUs Group in accordance with its terms;

          In rendering such opinion, such counsel may state that insofar as their opinion under clause (viii) above relates to the accuracy and completeness of the Prospectus and Registration Statement and amendments or supplements thereto, it is based upon a general review with representatives of the Company, AmerUs Life and AmerUs Group, and their independent accountants, of the information contained therein, without independent verification by such counsel of the accuracy or completeness of such information. Such counsel may also rely upon the opinions of other competent counsel and, as to factual matters, on certificates of officers of the Company, AmerUs Life or AmerUs Group and of state officials, in which case their opinion is to state that they are so doing and copies of such opinions or certificates are to be attached to the opinion unless such opinions or certificates (or, in the case of certificates, the information therein) have been furnished to the Representatives otherwise.

          In rendering such opinion, such counsel may also state that they have relied as to facts necessary to the determination of materiality, to a certain extent, upon the judgment of officers and representatives of the Company, AmerUs Group or AmerUs Life.

          (d) James A. Smallenberger, Esq., Senior Vice President and Secretary of the Company, shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) AMHC has been duly organized and is validly existing as a mutual insurance holding company in good standing under the laws of the State of Iowa, each of the Company and AmerUs Group has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Iowa, and AmerUs Life has been duly incorporated and is validly existing as a stock life insurance company in good standing under the laws of the State of Iowa, each with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

               (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery and the Subscription Shares) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Transaction Shares conform to the description of the Stock contained in the Prospectus;

               (iii) Each of the Company and its subsidiaries has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or any of its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

               (iv) Each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect to matters of fact upon certificates of officers of the Company or any of its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates); and all of the issued shares of capital stock of AmerUs Group have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by AMHC, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause as to matters of fact upon certificates of officers of AMHC or AmerUs Group, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificates);

               (v) The Company and its subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of the Company and its subsidiaries, taken as a whole, and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of the Company and its subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company or its subsidiaries, upon opinions of counsel to the lessors of such property and, in respect to matters of fact, upon certificates of officers of the Company or any of its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions, abstracts, reports, policies and certificates);

               (vi) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company, any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (vii) This Agreement and the Subscription Agreement have been duly authorized, executed and delivered by the Company, AmerUs Group and AmerUs Life;

               (viii) The Plan has been duly adopted by the Board of Directors of American Mutual and all necessary approvals for the Plan to become effective have been obtained, all such approvals are in full force and effect and no other approvals are required to be obtained; the Reorganization became effective June 30, 1996 pursuant to the Plan;

               (ix) Each of the subscription order forms has been duly authorized by the Company and, when accepted by the Company as contemplated by the Subscription Prospectus, will constitute a valid and a legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (x) The Distribution and the Capital Contribution have been duly authorized by the required vote of the Board of Directors of AmerUs Life and all necessary approvals for the Distribution and the Capital Contribution have been obtained, all such approvals are in full force and effect and no other approvals are required to be obtained;

               (xi) Each of the Insurance Companies is duly organized and licensed, or qualifies, as an insurance or insurance holding company in its respective jurisdiction of organization or incorporation, as the case may be, and is duly licensed or authorized in each other jurisdiction where it is required to be so licensed or authorized to conduct its business as described in the Prospectus, in each case with such exceptions, individually or in the aggregate, as would not have a Material Adverse Effect; each of the Insurance Companies is in compliance with the requirements of the insurance laws and regulations of its respective jurisdiction of organization or incorporation, as the case may be, and the insurance laws and regulations of other jurisdictions which are applicable to it, and has filed all Notices required to be filed thereunder, in each case, with such exceptions as would not have a Material Adverse Effect; and, except as otherwise specifically described in the Prospectus, no Insurance Company has received any notification from any insurance regulatory authority to the effect that any additional Approvals from such insurance regulatory authority is needed to be obtained by any of the Insurance Companies in any case where it could be reasonably expected that obtaining such Approvals or the failure to obtain such Approvals would have a Material Adverse Effect;

               (xii) Without limiting the foregoing, each of the Insurance Companies has filed all Notices pursuant to, and has obtained all Approvals required to be obtained under, and has otherwise complied with all requirements of, all applicable insurance laws and regulations (excluding insurance securities laws other than those of the State of Iowa), in connection with the issuance and sale of the Transaction Shares, in each case (other than the insurance laws of the State of Iowa, as to which no exception is taken) with such exceptions, individually or in the aggregate, as would not affect the validity of the Transaction Shares, their issuance or the transactions contemplated hereby or by the Subscription Agreement or have a Material Adverse Effect; and no such Notices or Approvals are required to be filed or obtained by any of the Insurance Companies in connection with the issuance and sale of the Transaction Shares, in each case (other than the insurance laws and regulations of the State of Iowa, as to which no exception is taken) with such exceptions, individually or in the aggregate, as would not affect the validity of the Transaction Shares, their issuance or the transactions contemplated hereby or have a Material Adverse Effect;

               (xiii) The issue and sale of the Subscription Shares by the Company and of the Shares being delivered at such Time of Delivery by the Company, the sale of the Subscription Shares and of the Shares being delivered at such Time of Delivery by AmerUs Group, the compliance by the Company, AmerUs Group and AmerUs Life (as applicable) with all of the provisions of this Agreement, the Subscription Agreement and the Custody Agreement, and the consummation of the transactions herein and therein contemplated (including consummation of the Plan, the Distribution and the

          Capital Contribution) did not or will not, as the case may be, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which AmerUs Group, the Company or any of their subsidiaries is a party or by which AmerUs Group, the Company or any of their subsidiaries is bound or to which any of the property or assets of AmerUs Group, the Company or any of their subsidiaries is subject, nor did or will such action result in any violation of the provisions of the charter or other organizational documents or bylaws of AmerUs Group, the Company or any of their subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over AmerUs Group, the Company or any of their subsidiaries or any of their properties;

               (xiv) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Transaction Shares or the consummation by the Company or AmerUs Group of the transactions contemplated by this Agreement and the Subscription Agreement, except
          (i) the registration under the Act of the Transaction Shares,
          (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities, insurance securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the distribution of the Subscription Shares and (iii) approvals required under the Iowa insurance laws and regulations, all of which approvals have been obtained;

               (xv) Neither the Company nor any of its subsidiaries is in violation of its charter or other organizational documents or bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

               (xvi) The statements set forth in the (a) Subscription Prospectus and Prospectus under the caption "Description of the Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock and the Class B Common Stock, (b) Subscription Prospectus and Prospectus under the captions "Risk Factors -- Regulatory and Related Matters"; "-- The Closed Block"; "-- Class A Common Stock Eligible For Future Sale"; "The Reorganization and Distribution of the Non-Life Insurance Subsidiaries"; "The Subscription Offering"; "Supervision and Regulation"; "Management Compensation -- Compensation Pursuant to the Stock Plans of the Company"; "-- Compensation Pursuant to AmerUs Life Plans"; "-- Savings and Profit Sharing Plans"; "-- Employment Agreement"; "Certain Transactions and Relationships"; "Certain Provisions of the Articles of Incorporation and Bylaws of the Company"; and "Shares Eligible for Future Sale", insofar as they purport to describe the provisions of the laws and documents referred to therein, (c) Subscription Prospectus under the caption "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, and (d) in the Prospectus under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are in each case accurate, complete and fair in all material respects;

               (xvii) Although he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (xvii) of this section 7(d), he has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of their respective dates, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, any of the Registration Statement and the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and he does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

               (xviii) The Custody Agreement has been duly executed and delivered by AmerUs Group and constitutes a valid and binding agreement of AmerUs Group in accordance with its terms;

               (xix) Immediately prior to such Time of Delivery, AmerUs Group had good and valid title to the Shares to be sold at such Time of Delivery by AmerUs Group under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by AmerUs Group hereunder; and

               (xx) Good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code.

          In rendering such opinion, such counsel may state that insofar as his opinion under clause (xvii) above relates to the accuracy and completeness of the Prospectus and Registration Statement and amendments or supplements thereto, it is based upon a general review with representatives of the Company, AmerUs Life and AmerUs Group, and their independent accountants, of the information contained therein, without independent verification by such counsel of the accuracy or completeness of such information. Such counsel may also rely upon the opinions of other competent counsel and, as to factual matters, on certificates of officers of the Company, AmerUs Life or AmerUs Group and of state officials, in which case their opinion is to state that they are so doing and copies of such opinions or certificates are to be attached to the opinion unless such opinions or certificates (or, in the case of certificates, the information therein) have been furnished to the Representatives otherwise.

          (e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, KPMG Peat Marwick LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

          (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company or any of its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded AmerUs Life's financial strength or claims paying ability by A.M. Best or by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of AmerUs Life's financial strength or claims paying ability;

          (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (i) The Shares to be sold at such Time of Delivery and the Subscription Shares shall have been duly listed for quotation on NASDAQ;

          (j) None of the Plan, the Distribution or the Capital Contribution shall have been revoked, rescinded, modified or withdrawn;

          (k) The Company, AmerUs Group and AmerUs Life shall have each furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company, AmerUs Group and AmerUs Life, as the case may be, satisfactory to you as to the accuracy of the respective representations and warranties of the Company, AmerUs Group and AmerUs Life herein at and as of such Time of Delivery, as to the performance by the Company, AmerUs Group and AmerUs Life, as the case may be, of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as you may reasonably request; and

          (l) The Company and AmerUs Group shall have satisfied all of the conditions to the sale of the Subscription Shares contained in the Subscription Agreements, and shall have complied with all of its obligations under the Subscription Agreements, and the escrow agent shall have released the proceeds from the sale of the Subscription Shares to the Company or AmerUs Group, as applicable.

     8. (a) The Company, AmerUs Group and AmerUs Life will, jointly and severally, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) any claim, action, suit or proceeding relating to or arising out of the Subscription Offering, and, in each case, will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that neither the Company, AmerUs Group nor AmerUs Life shall be liable in the case of clause (i) above to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company or AmerUs Life by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

     (b) Each Underwriter will indemnify and hold harmless the Company, AmerUs Group and AmerUs Life against any losses, claims, damages or liabilities to which the Company, AmerUs Group or AmerUs Life may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or AmerUs Life by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company, AmerUs Group or AmerUs Life for any legal or other expenses reasonably incurred by the Company, AmerUs Group or AmerUs Life in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in the case of subsection 8(a)(i) or (b), in such proportion as is appropriate to reflect the relative benefits received by the Company, AmerUs Group and AmerUs Life on the one hand and the Underwriters on the other from the offering of the Shares, and (ii) in the case of subsection 8(a)(ii), the Company, AmerUs Group and AmerUs Life shall contribute the entire amount by which such indemnification is unavailable or insufficient, it being understood and agreed that as between the Company, AmerUs Group and AmerUs Life on the one hand and the Underwriters on the other, the Company, AmerUs Group and AmerUs Life are the sole beneficiaries of the Subscription Offering. If, however, the allocation provided by clause
(i) of the immediately preceding sentence is not permitted by applicable law or if in the case of such clause (i) the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, AmerUs Group and AmerUs Life on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, AmerUs Group and AmerUs Life on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and AmerUs Group bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, AmerUs Group and AmerUs Life on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, AmerUs Group, AmerUs Life and the Underwriters agree that it would not be just and equitable if contributions pursuant to clause (i) of this subsection were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company, AmerUs Group and AmerUs Life under this Section 8 shall be in addition to any liability which the Company, AmerUs Group and AmerUs Life may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company, AmerUs Group or AmerUs Life and to each person, if any, who controls the Company or AmerUs Group within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and AmerUs Group shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and AmerUs Group that you have so arranged for the purchase of such Shares, or the Company and AmerUs Group notify you that they have so arranged for the purchase of such Shares, you or the Company and AmerUs Group shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company and AmerUs Group agree to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

     (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and AmerUs Group as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and AmerUs Group shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and AmerUs Group as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company and AmerUs Group shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company and AmerUs Group to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company and AmerUs Group, except for the expenses to be borne by the Company, AmerUs Group and AmerUs Life and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company, AmerUs Group, AmerUs Life and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, the Company, AmerUs Group or AmerUs Life, or any officer or director or controlling person of the Company, AmerUs Group or AmerUs Life, and shall survive delivery of and payment for the Shares.

     Anything herein to the contrary notwithstanding, the indemnity agreement of the Company, AmerUs Group and AmerUs Life in subsection (a) of Section 8 hereof, the representations and warranties in subsections (b) and (c) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statements or the Prospectus contained in any certificate furnished by the Company, AmerUs Group or AmerUs Life pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company, AmerUs Group or AmerUs Life of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company, AmerUs Group or AmerUs Life when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company, AmerUs Group and AmerUs Life the matter has been settled by controlling precedent, the Company, AmerUs Group or AmerUs Life, as the case may be, will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company, AmerUs Group nor AmerUs Life shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company and AmerUs Group as provided herein, the Company, AmerUs Group and AmerUs Life, jointly and severally, will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company, AmerUs Group and AmerUs Life shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company, AmerUs Group or AmerUs Life shall be delivered or sent by mail to the address of the Company set forth in the Registration Statement, Attention: Secretary; PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company, AmerUs Group or AmerUs Life by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, AmerUs Group and AmerUs Life and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company, AmerUs Group and AmerUs Life and each person who controls the Company, AmerUs Group, AmerUs Life or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Company and AmerUs Life. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and AmerUs Life for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,

                                        AmerUs Life Holdings, Inc.


                                        By: . . . . . . . . . . . . . . . .
                                             Name:
                                             Title:


                                        AmerUs Group Co.


                                        By: . . . . . . . . . . . . . . . .
                                             Name:
                                             Title:


                                        AmerUs Life Insurance Company


                                        By: . . . . . . . . . . . . . . . .
                                             Name:
                                             Title:

Accepted as of the date hereof:
Goldman, Sachs & Co.
ABN AMRO Chicago Corporation
Donaldson, Lufkin & Jenrette
Salomon Brothers Inc


By: . . . . . . . . . . . . . . . .
     (Goldman, Sachs & Co.)





On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                        NUMBER OF OPTIONAL
                                                                           SHARES TO BE
                                                       TOTAL NUMBER OF     PURCHASED IF
                                                         FIRM SHARES      MAXIMUM OPTION
          UNDERWRITER                                  TO BE PURCHASED       EXERCISED
          -----------                                  ---------------  ------------------

Goldman, Sachs & Co.
ABN AMRO Chicago Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Salomon Brothers Inc
[NAMES OF OTHER UNDERWRITERS]

          Total


                                                                         ANNEX I

                          DESCRIPTION OF COMFORT LETTER

     Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives") and are attached hereto;

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and are attached hereto and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that cause them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements with respect to the three most recent fiscal years and the unaudited consolidated financial statements for the two prior fiscal years;

          (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all


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     material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

          (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                 (A) (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                 (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                 (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                 (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                 (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified


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

          by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                 (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in surrenders and withdrawals or any other items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and
     (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.


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